UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LOOP MEDIA, INC.

(Name of Registrant as Specified in its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computer on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LOOP MEDIA, INC.

2600 West Olive Avenue, Suite 5470

Burbank, CA 91505

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on September 19, 2024

To the Stockholders of Loop Media, Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Loop Media, Inc. (the “Company”) to be held on September 19, 2024, at 12:00 p.m., Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/LPTV2024. You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:

●	To elect five director nominees to serve as directors until the next annual meeting of stockholders;

●	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024;

●	To approve an amendment to the Company’s Restated Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance thereunder to 225,000,000 shares (“Proposal 3”);

●	To approve the adjournment of the Annual Meeting in the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 is insufficient;

●	To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in the attached proxy statement;

●	To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation (every year, every two years or every three years); and

●	To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

Only holders of our common stock, par value $0.0001 per share, of record at the close of business on August 20, 2024, are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote electronically via the Internet or by telephone, or please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting and prefer to vote during the Annual Meeting, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors

Justis Kao
Chief Executive Officer

August , 2024

Burbank, CA

PROXY STATEMENT

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LOOP MEDIA, INC.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement (this “Proxy Statement”) contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 19, 2024, at 12:00 p.m., Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to www.virtualshareholdermeeting.com/LPTV2024 using the 16-digit control number on the proxy card or voting instruction form that accompanied the proxy materials.

Proxies for the Annual Meeting are being solicited by the Board of Directors (the “Board”) of Loop Media, Inc. (collectively, “we,” “us,” “our” or the “Company”). This Proxy Statement is first being made available to stockholders on or about August , 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on September 19, 2024.

Our proxy materials including our Proxy Statement for the Annual Meeting, our annual report for the fiscal year ended September 30, 2023, and proxy card are available on the Internet at www.proxyvote.com. Under the Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

About the Meeting

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect five director nominees to serve as directors until the next annual meeting of stockholders;

●	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024;

●	To approve an amendment to the Company’s Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the number of shares of common stock authorized for issuance thereunder to 225,000,000 shares (“Proposal 3”);

●	To approve the adjournment of the Annual Meeting in the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3is insufficient;

●	To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in this Proxy Statement;

●	To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation (every year, every two years or every three years); and

●	To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

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What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024, , the amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder, and the adjournment of the Annual Meeting in the event of insufficient proxies at the Annual Meeting to approve Proposal 3, are each advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of these proposals. Our Board believes that the compensation of our named executive officers for the fiscal year ended September 30, 2023, as described in this Proxy Statement, was appropriate and recommends that you vote FOR the resolution to approve such compensation. Our Board believes that an annual vote on conducting an advisory vote on named executive officer compensation is advisable and in the best interests of the Company and its stockholders and recommends that you vote for ONE YEAR for this proposal. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, August 20, 2024 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Each share of common stock is entitled to one vote on each proposal. As of the Record Date, we had shares of common stock outstanding.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting.

Attendance at the Annual Meeting shall solely be via the Internet at www.virtualshareholdermeeting.com/LPTV2024 using the 16-digit control number on the proxy card or voting instruction form that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location.

The live webcast of the Annual Meeting will begin promptly at 12:00 p.m., Eastern Time on September 19, 2024. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the Annual Meeting in advance of the designated start time.

An online portal will be available to our stockholders at www.proxyvote.com commencing approximately on or about August , 2024. By accessing this portal, stockholders will be able to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting at www.virtualshareholdermeeting.com/LPTV2024. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the Annual Meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources, and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Broadridge Financial Solutions to host our virtual Annual Meeting and to distribute proxies and receive, count and tabulate votes.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of at least a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting.

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Abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How do I vote?

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee, considered to be the stockholder of record. As the beneficial owner, you have the right to tell your nominee how to vote. Your nominee has sent you instructions on how to direct the nominee’s vote. You may submit a proxy to vote by following those instructions.

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided in the proxy card that accompanied the proxy materials. . Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on September 18, 2024.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-800-690-6903. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on September 18, 2024.

Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m., Eastern Time, on September 18, 2024.

Voting at the Annual Meeting

You will have the right to vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/LPTV2024. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card or voting instruction form to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The shares voted electronically, telephonically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

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What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

● filing with the Secretary of the Company a notice of revocation;

● submitting a later-dated vote by telephone or on the Internet;

● sending in another duly executed proxy bearing a later date; or

● attending the Annual Meeting remotely and casting your vote in the manner set forth above. Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, ClearTrust, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

Assuming that a quorum is present, the following votes will be required:

●	The first proposal (“Proposal 1”), to elect five director nominees to serve as directors until the next annual meeting of stockholders, requires a plurality of the votes cast at the Annual Meeting on Proposal 1. The director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, withheld votes and broker non-votes (see below), if any, will not affect the outcome of this proposal.

●	The second proposal (“Proposal 2”), to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024, requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, on Proposal 2. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. Because this proposal is “routine” (see below), no broker non-votes will occur on this proposal.

●	The third proposal (“Proposal 3”), to approve an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder to 225,000,000, requires a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on Proposal 3. As a result, abstentions and broker non-votes (see below), if any, will have the effect of a vote “AGAINST” Proposal 3 if such proposal is deemed “non-routine” as described below. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

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●	The fourth proposal (“Proposal 4”), to approve the adjournment of the Annual Meeting to the extent there are insufficient proxies at the Annual Meeting to approve Proposal 3, requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, on Proposal 4. As a result, abstentions and broker non-votes, if any, will not affect the outcome of this proposal. If this proposal is deemed to be “routine” as described below, no broker non-votes will occur on this proposal.

●	The fifth proposal (“Proposal 5”), to approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in this Proxy Statement, requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, on Proposal 5. As a result, abstentions and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal.

●	The sixth proposal (“Proposal 6”), the advisory vote on the frequency of the advisory vote on executive compensation, has three possible substantive responses (every 1 year, every 2 years or every 3 years), and the response that receives the highest number of votes cast will be the frequency of the advisory vote on the executive compensation of our named executive officers. As a result, abstentions and broker non-votes, if any, will not affect the outcome of this proposal.

●	With respect to any other matter that may properly come before the Annual Meeting, a majority of the total votes cast by holders of our common stock, whether in person or represented by proxy, is required to approve such proposals, except as required by law. As a result, abstentions, if any, will not affect the outcome of the vote on these proposals. No broker non-votes will occur on any “routine” proposals, and broker non-votes will not affect the outcome of any “non-routine” proposals.

You will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received voting instructions with respect to such matter from the beneficial owner.

Proposal 1, the election of directors, Proposal 5, the advisory vote on executive compensation, and Proposal 6, the advisory vote on the frequency of the advisory vote on executive compensation, are generally not or may not be considered to be “routine” matters by the New York Stock Exchange and banks or brokers are not or may not be permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposals 1, 5, and 6. Under the applicable rules governing such brokers, we believe Proposal 2, to ratify the appointment of Marcum LLP as our independent registered public accounting firm, Proposal 3, the approval of an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder, and Proposal 4, to approve the adjournment of the Annual Meeting to the extent there are insufficient proxies at the Annual Meeting to approve Proposal 3, are likely to be considered “routine” items. Therefore, a bank or broker may be able to vote on these proposals even if it does not receive instructions from you, so long as it holds your shares in its name.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. In the event that we need to adjourn the Annual Meeting to solicit additional votes for Proposal 3, we may at that time retain a proxy solicitor at an additional cost to us. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is currently composed of five directors, all of whom are being nominated for reelection at this Annual Meeting. Vacancies on the Board may be filled only with persons elected by a majority of the remaining directors or by a sole remaining director. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that director for which the vacancy was created and until the director’s successor is duly elected and qualified.

Each of the five nominees listed below are incumbent directors. If elected at the Annual Meeting, each of these nominees would serve until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Because the number of nominees properly nominated for the Annual Meeting is the same as the number of directors to be elected, the election of directors at this Annual Meeting is uncontested.

Directors are elected by a plurality of the votes cast on the election of directors. In accordance with our Amended and Restated Bylaws (the “Bylaws”) and Nevada law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. Withheld votes and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of this election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the five nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election Until the Next Annual Meeting

The following table sets forth the name, age, position and tenure of each of the nominees at the Annual Meeting:

Name	Age	Position(s) Held With Loop Media, Inc.	Director Since
Bruce A. Cassidy	74	Executive Chairman of the Board	2019
Jon M. Niermann	58	Founder, Director	2016
Denise M. Penz	55	Director	2021
Sonya Zilka	55	Director	2021
David Saint-Fleur	39	Director	2022

The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) and the Board to determine that the applicable nominee should serve as a member of our Board.

Bruce A. Cassidy has been a member of our Board since December 2019, was appointed as Chairman of the Board in November 2022 and was appointed to serve as Executive Chairman of the Board in March 2024. In addition to his role on our Board, Mr. Cassidy currently serves on the boards of various companies, including as Chairman of the Board of each of KeyStar Corp, Arboreta Healthcare, Inc., Selinsky Force, LLC and The Sarasota Green Group. He was also the founding investor and served on the board of directors of Ohio Legacy Corp. Previously, Mr. Cassidy was the founder and CEO of Excel Mining Systems from 1991 until its sale in 2007 to Orica Mining Services, and from 2008 to 2009, served as the President and CEO of one of its subsidiaries, Minora North & South Americas. He is currently the President of The Concession Golf Club in Sarasota, Florida. Mr. Cassidy was chosen to serve as a member of our Board due to his extensive leadership and business experience in the entertainment and media industry and as a CEO of a large company, as well as his service on other boards of directors.

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Jon M. Niermann is our Co-Founder, and served as our Chief Executive Officer from May 2016 until March 2024 when he assumed a new role to assist the Company with outward-facing sales and distribution efforts, and until November 2022, served as Chairman of the Board. Prior to founding Loop Media, Inc. in 2016, Mr. Niermann founded FarWest Entertainment, a global platform bridging the Asia-Pacific region and the West through multimedia entertainment and strategic partnerships and served as its Chief Executive Officer and Executive Producer from 2010 to 2015. From 2008 to 2011, Mr. Niermann was a late-night talk show host for the Fox International Channel’s “Asia Uncut.” He served as President of Electronic Arts Asia from 2003 to 2010, where he helped move the company’s game portfolio into online gaming, and spent fifteen years, from 1988- 2003, with The Walt Disney Company, including as Managing Director and President, Asia Pacific, of Walt Disney International from 2001 to 2003. Mr. Niermann holds a Bachelor of Science and Arts in Finance and Marketing from the University of Denver, and an MBA from UCLA’s Anderson School of Management. Mr. Niermann was chosen to serve as a member of our Board due to his extensive experience in the entertainment industry, as well as the perspective he brings as our Co-Founder and Chief Executive Officer.

Denise M. Penz has been a member of our Board since October 2021. In addition to her role on our Board, Ms. Penz concurrently serves as the Chief Executive Officer and Vice-Chairman of The Preferred Legacy Trust Company, a state-chartered trust company which Ms. Penz also founded. Ms. Penz served as Founder, Executive Vice President, Chief Operating Officer and Wealth Manager of Premier Bank & Trust / Ohio Legacy Corp for nine years from 2010 to 2019. In this role, Ms. Penz was responsible for four major sales divisions in retail banking, mortgage banking, private banking, and wealth services (including trust and investments). From 2008 to 2010, Ms. Penz founded Excel Financial / Excel Bancorp and led a group of private equity investors to create a community bank and trust company. Lastly, Ms. Penz was the Senior Vice President & Trust and Investment Services Director of the Belmont National Bank / Sky Bank / Huntington Bank from 1996 to 2008, where she managed the trust and investment departments, developed strategic planning initiatives and was directly responsible to the CEO and Board of Directors. Ms. Penz holds a Bachelor of Science in Management and Accounting from West Liberty State College, and an MBA from Wheeling Jesuit University. Ms. Penz was chosen to serve as a member of our Board due to her considerable leadership experience in the financial sector along with proven success in raising capital, strategic planning and organizational growth.

Sonya Zilka has been a member of our Board since October 2021. In addition to her role on our Board, Ms. Zilka currently serves as the President & Chair of The Beyond Benefits Life Sciences Board of Trustees, a position she has held since 2020. Furthermore, since 2019, Ms. Zilka has served as the Chief People Officer at the Chan Zuckerberg Biohub where she leads HR functions and spearheads internal communications. From 2013 through 2015, and again in 2018, Ms. Zilka was an Executive Coach and Organizational Development/Human Resource consultant at ZHR Consulting, a firm specializing in independent organizational development and human capital consulting. From 2015 to 2018, Ms. Zilka served as Vice President of Human Resources at Actelion Pharmaceuticals, where she led human resources, corporate communications and facilities for the United States. Ms. Zilka holds a Bachelor of Science in Psychology from Washington State University, and a Master’s Degree in Organizational Psychology from Columbia University. Ms. Zilka was chosen to serve as a member of our Board for her proven leadership and extensive experience in human capital consulting and human resources.

David Saint-Fleur was appointed to serve as a member of our Board in September 2022. In addition to his role on our Board, Mr. Saint-Fleur currently serves in a senior role in Global Artists & Repertoire (“A&R”) at Atlantic Records, a position he has held since June 2021. Prior to this, Mr. Saint-Fleur was in a senior role in Global A&R at Warner Music Group from 2017 to 2021. Mr. Saint-Fleur also serves as a music producer and songwriter at Saint Productions, LLC, his own production company, which he started in 2007. In his role at Saint Productions LLC, Mr. Saint-Fleur has produced and written for various notable artists, including (but not limited to) David Guetta, Nicki Minaj, Bebe Rexha, Dolly Parton, Jason Derulo and Little Mix. Mr. Saint-Fleur was chosen to serve as a member of our Board for his considerable experience in the music industry, particularly in artist relations, and his proven track record in producing and developing emerging and established talent.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

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CORPORATE GOVERNANCE

Board of Directors Composition

Our Board currently consists of five members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Board of Director Meetings

Our Board met three (3) times in fiscal 2023. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. All members of the Board attended our 2023 annual meeting of stockholders.

Director Independence

Under the rules of the NYSE American LLC (the “NYSE American”), a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board has determined that Mr. Cassidy, Ms. Penz, Ms. Zilka and Mr. Saint-Fleur are “independent directors” as such term is defined under the applicable rules of the NYSE American.

We have established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board has determined that Ms. Penz is an “audit committee financial expert,” as defined under the applicable rules of the SEC, and that all members of the Audit Committee of the Board (the “Audit Committee”) are “independent” within the meaning of the applicable NYSE American rule and the independence standards of Rule 10A-3 of the Exchange Act. Each of the members of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE American.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board.

Audit Committee

Our Audit Committee consists of Denise Penz, Sonya Zilka, and Bruce Cassidy, with Denise Penz serving as the Chair of the Audit Committee. Our Board has determined that the directors that serve on our Audit Committee are independent within the meaning of the NYSE American listing rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Denise Penz qualifies as an “audit committee financial expert” within the meaning of SEC regulations and the NYSE American rules.

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The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our registered independent public accountants and reports to the Board any substantive issues found during the audit. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our registered independent public accountants. The Audit Committee reviews and approves all transactions with affiliated parties.

Our Audit Committee operates pursuant to a charter that is available on our website at https://ir.loop.tv/corporate-governance. Our Audit Committee met three (3) times in fiscal 2023.

Compensation Committee

Our Compensation Committee of the Board (the “Compensation Committee”) consists of Denise Penz and Sonya Zilka, with Sonya Zilka serving as the Chairman of the Compensation Committee. Our Board has determined that the directors that serve on our Compensation Committee are independent under the listing standards and are “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee provides advice and makes recommendations to the Board in the areas of employee salaries, benefit programs and director compensation. The Compensation Committee also reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other officers and makes recommendations in that regard to the Board as a whole.

Our Compensation Committee operates pursuant to a charter that is available on our website at https://ir.loop.tv/corporate-governance. Our Compensation Committee met two (2) times in fiscal 2023.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Denise Penz, Bruce Cassidy and David Saint-Fleur, with Bruce Cassidy serving as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee nominates individuals to be elected to the Board by our stockholders. The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our Bylaws and will apply the same criteria to all persons being considered. All members of the Nominating and Corporate Governance Committee are independent directors as defined under the NYSE American rules.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on our website at https://ir.loop.tv/corporate-governance. Our Nominating and Corporate Governance Committee met two (2) times in fiscal 2023.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our Bylaws. All such recommendations will be forwarded to our Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below, and include the following information:

●	the name and address of record of the security holder;

●	a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act;

●	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

●	a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

●	a description of any arrangements or understandings between the security holder and the proposed director candidate; and

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●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

Our founder and former Chief Executive Officer, Mr. Niermann, is also a Board member and until November 2022, was the Chairman of the Board, at which time Mr. Bruce Cassidy was appointed Chairman of the Board. Further, in connection with restructuring and cost-cutting efforts undertaken by the Company earlier this year, Mr. Cassidy was appointed as Executive Chairman of the Board. Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of the Company and our stockholders are best served. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure, so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the Nominating and Corporate Governance Committee periodically considers the Board’s leadership structure. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the Board.

We do not have a specific policy regarding the separation of the offices of Chairman of the Board and the Chief Executive Officer. The Board believes that this separation is presently appropriate as it allows the Chief Executive Officer to focus primarily on leading our day-to-day operations while the Chairman of the Board can focus on leading the Board in the performance of its duties. We acknowledge, however, that there may be circumstances in the future when it is in our best interests to combine the positions of Chairman of the Board and the Chief Executive Officer.

While management is responsible for assessing and managing risks to our Company, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board, primarily through the following:

●	the Board’s review and approval of our plans for our business (presented to the Board by the Chief Executive Officer and other management), including the projected opportunities and challenges facing our business;

●	the Board’s periodic review of our business developments and financial results;

●	our Audit Committee’s oversight of our internal controls over financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy of our internal controls and financial reporting; and

●	our Compensation Committee’s review and recommendations to the Board regarding our executive compensation and its relationship to our business goals.

Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

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Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as the Secretary considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Loop Media, Inc., 2600 West Olive Avenue, Suite 5470, Burbank, CA 91505, Attention: Secretary.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our directors, officers and employees. The purpose of the Code Ethics is to deter wrongdoing and to provide guidance to our directors, officers and employees to help them recognize and deal with ethical issues, to provide mechanisms to report unethical or illegal conduct and to contribute positively to our culture of honesty and accountability. Our Code of Ethics is publicly available on our website at https://www.loop.tv. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver from a provision of the Code of Ethics to our directors or executive officers, we will disclose the nature of such amendments or waiver on our website or in a current report on Form 8-K.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive, officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of copies of Forms 3, 4 and 5 furnished to us, we believe that all of our directors, executive officers and any other applicable stockholders timely filed all reports required by Section 16(a) of the Exchange Act during the fiscal year ended September 30, 2023, except for the following: we filed a Form 4 for Jon M. Niermann and Pioneer Productions, LLC, on October 6, 2023, covering a transaction that required a Form 4 filing due on October 21, 2022.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name of Individual	Age	Position(s)
Justis Kao	43	Interim Chief Executive Officer
Neil Watanabe	70	Chief Financial Officer

Justis Kao was on the founding team of Loop Media and was appointed to serve as our Interim Chief Executive Officer in March 2024. Mr. Kao has served in various roles in the Company, including Chief Content Officer from May 2023 until March 2024; Chief of Staff from Sept 2022 until May 2023; Chief Communications Officer from 2016 until Sept 2022; Head of Industry Relations from September 2021 to September 2023; Head of Investor Relations from January 2016 to December 2019 and Head of Human Resources from May 2016 to December 2019. Prior to joining the founding team at Loop Media, Mr. Kao was Managing Partner and Chief Operating Officer of Circle 77 Holdings, LLC, from 2015 to 2016, and he served as Creative Director at FarWest Entertainment from 2012 to 2015. Mr. Kao holds a Bachelor of Music from Berklee College of Music.

Neil Watanabe has served as our Chief Financial Officer since September 2021. He is responsible for overseeing our financial affairs. Prior to joining Loop Media, Inc., Mr. Watanabe was most recently Principal of Watanabe Associates where he provided senior financial and accounting leadership to various companies, including Value Village Inc. (d.b.a. “Savers”) and High Times Holding Corp. From 2015 to 2019, Mr. Watanabe was Chief Financial Officer of CarParts.com, Inc., (NASDAQ: PRTS), a publicly traded American online retailer of automotive parts and accessories for cars, vans, trucks, and sport utility vehicles. Mr. Watanabe also served as EVP & Chief Financial Officer of PetSmart Inc. (NASDAQ: PETM). Mr. Watanabe also worked in various financial and operational leadership roles at National Stores, Inc. and Shoe Pavilion, Inc. (previously listed on Nasdaq while Mr. Watanabe was employed), and Mac Frugal’ s Bargains — Closeouts Inc. (d.b.a. “Pic N’ Sav”) (previously listed on NYSE while Mr. Watanabe was employed). Mr. Watanabe served as EVP and Chief Financial Officer of Anna’s Linens, Inc. from June 2006 until April 2014, when he voluntarily resigned. Anna’s Linens, Inc. filed a petition under Chapter 11 of the U.S. Bankruptcy Code on June 13, 2015. Mr. Watanabe is currently a board member of the National Corvette Museum and Reality Venture International and received his CPA certification in the State of Illinois. Mr. Watanabe holds a Bachelor of Arts from University of California, Los Angeles and a CPA Certification from University of Illinois at Urbana-Champaign.

EXECUTIVE COMPENSATION

All decisions regarding compensation for our executive officers and executive compensation programs are reviewed, discussed and approved by the Compensation Committee. All compensation decisions are determined following a detailed review and assessment of the executive’s leadership and operational performance and contributions to our success; any significant changes in role or responsibility; our financial resources, results of operations and financial projections; the nature, scope and level of the executive’s responsibilities; and internal equity of pay relationships.

The Compensation Committee determines each element of compensation for our Chief Executive Officer. When making determinations about each element of compensation for our other executive officers, the Compensation Committee also considers recommendations from our Chief Executive Officer. Additionally, at the Compensation Committee’s request, our executive officers may assess the design of, and make recommendations related to, our compensation and benefit programs, including recommendations related to the performance measures used in our incentive programs. The Compensation Committee is under no obligation to implement these recommendations.

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Summary Compensation Table

The following table summarizes information concerning the compensation awarded to, earned by, or paid to, our former Chief Executive Officer (“Principal Executive Officer”) and our two most highly compensated executive officers other than the Principal Executive Officer (collectively, the “Named Executive Officers”) during fiscal years ended September 30, 2023, and 2022.

Name & Principal Position	Fiscal Year Ended	Salary ($)		Bonus ($)		Option Awards ($)		Restricted Stock Option Awards ($)		Total ($)

Jon M. Niermann(1)	2023	565,417	(2)	—	(3)	—		—		565,417
Former Chief Executive Officer	2022	364,479		925,000	(4)	1,750,000	(5)	1,750,000	(6)	4,214,479

Liam McCallum(7)	2023	393,333	(2)	—	(3)	—		—		393,333
Former Chief Product and Technical Officer	2022	—		—		—		—		—

Bob Gruters(8)	2023	916,263	(2)(9)	—	(3)	—		—		916,263
Former Chief Revenue Officer	2022	1,380,466	(10)	—		750,000	(5)	750,000	(6)	2,880,466

(1)	Effective March 17, 2024, Mr. Niermann stepped down as our Chief Executive Officer but remains a member of our Board and management team.

(2)	Effective as of September 1, 2023, the salaries of members of our senior management, including each Named Executive Officer, were reduced as part of our efforts to reduce our overall SG&A costs.

(3)	No bonuses were or will be paid in respect of fiscal 2023.

(4)	Mr. Niermann received a bonus upon the closing of the underwritten public offering on September 26, 2022 (the “September 2022 Offering”) and a performance-based bonus for fiscal 2023.

(5)	The fair value of stock options is estimated as of the date of grant using the Black-Scholes-Merton option-pricing model. We use the simplified method to estimate the expected term of options due to insufficient history and high turnover in the past.

(6)	The number of restricted stock units granted to each Named Executive Officer is equal to the dollar amount noted in the table above, divided by $5.00, which was the public offering price per share sold in the September 2022 Offering.

(7)	Effective May 31, 2024, Mr. McCallum resigned as our Chief Product and Technical Officer but remains an advisor to the Company.

(8)	Effective March 17, 2024, Mr. Gruters resigned as our Chief Revenue Officer but remains an advisor to the Company.

(9)	Mr. Gruters’ salary for fiscal 2023 includes $548,763 in sales commissions paid in accordance with the terms of the CRO Employment Letter Agreement, as defined below. See “—Employment Agreements – Bob Gruters – Employment Letter Agreement.”

(10)	Mr. Gruters’ salary for fiscal 2022 includes $1,097,705 in sales commissions paid in accordance with the terms of the CRO Employment Letter Agreement, as defined below. See “—Employment Agreements – Bob Gruters – Employment Letter Agreement.”

As of the fiscal year ended September 30, 2023, we had no plans in place and had never maintained any plans that provided for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans.

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Employment Agreements

Jon Niermann — Employment Agreement

We entered into an employment agreement with Jon Niermann, our former Chief Executive Officer (the “CEO Employment Agreement”), effective as of March 1, 2021. Pursuant to the CEO Employment Agreement, the term of employment was three (3) years, renewable every three (3) years, unless terminated. Until September 2022, Mr. Niermann was entitled to receive an annual base salary of $350,000 as well as discretionary bonuses as may be awarded from time to time by the Compensation Committee of the Board, if one exists, or by our Board. Mr. Niermann received a bonus of $350,000 upon the closing of the September 2022 Offering. Mr. Niermann was eligible to participate in all benefit plans that we offer to our executive officers, including any incentive compensation plans. Effective upon the last pay cycle of fiscal year 2022, Mr. Niermann’s salary was increased to $575,000 per year. He was also granted retention equity grants under the 2020 Plan consisting of (i) 350,000 restricted stock units (“RSUs”), based on a value of $1,750,000 and a per share price of $5.00, vesting 25% upon one year from the grant date and the remainder in equal quarterly installments over three years, and (ii) options to purchase 707,070 shares of common stock, at an exercise price of $4.95 per share, vesting 100% on grant date. See “—Outstanding Equity Awards at Fiscal Year-End.” Effective September 1, 2023, Mr. Neirmann’s monthly base salary was reduced from $47,917 to $38,333 for an indefinite period of time as part of our efforts to reduce our overall SG&A costs. The CEO Employment Agreement contained provisions to terminate upon death or disability and could be terminated by us with or without cause, and by Mr. Niermann with or without good reason (all as defined in the CEO Employment Agreement). If the CEO Employment Agreement was terminated upon the death or disability of Mr. Niermann, he would have received unpaid and accrued base salary through date of termination, unpaid and accrued bonus, and payment of pro rata portion of yearly bonus (if any). In addition, upon termination for disability, Mr. Niermann would have received twelve (12) months’ severance.

If we had terminated Mr. Niermann for cause or Mr. Niermann had resigned without good reason, Mr. Niermann would have received only unpaid and accrued base salary through the date of termination and any unpaid and accrued bonus. If Mr. Niermann would have been terminated without cause or resign with good reason, Mr. Niermann was entitled to receive unpaid and accrued base salary and unpaid and accrued bonus through the date of termination, payment of the pro rata portion of yearly bonus of at least one year’s base salary, a lump sum payment of twenty-four (24) months’ salary, payment of his base salary for the remaining term of the CEO Employment Agreement or a period of twelve (12) months, whichever is longer, and full vesting of all stock grants.

If at any time during the term of the CEO Employment Agreement Mr. Niermann’s employment would have been terminated after a “Change in Control” (as defined in the CEO Employment Agreement), compensation would have been similar to that in a termination without cause or resignation for good reason. In addition, Mr. Niermann would have been entitled to receive a lump sum payment equal to the sum of (i) ten (10) times his base salary, bonuses, and the value of certain annual fringe benefits specified in the CEO Employment Agreement for the year in which Mr. Niermann’s term of employment terminates, and (ii) the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under those plans by reason of the termination of his employment.

Mr. Niermann’s right to receive any severance benefit under the CEO Employment Agreement was subject to the execution and delivery to us of a general release of claims in substantially the form attached to the CEO Employment Agreement.

The CEO Employment Agreement contained customary non-compete, non-solicitation, and other restrictive covenants to which Mr. Niermann was subject during the term of his employment and for a 12- month period following termination for cause or resignation without good reason.

Effective March 17, 2024, Mr. Niermann resigned as our Chief Executive Officer and remains a member of our Board and management team.

Jon Niermann – Employment Letter Agreement

In connection with Mr. Niermann’s new role, Mr. Niermann entered into an employment letter agreement with the Company (the “Niermann Employment Letter Agreement”), effective March 17, 2024, which supersedes any prior employment agreement Mr. Niermann previously had with the Company. Pursuant to the Niermann Employment Letter Agreement, Mr. Niermann is entitled to receive an annual base salary of $575,000.00. Mr. Niermann, like other executive officers, agreed to a salary reduction in October 2023, and further agreed to an additional salary reduction in March 2024, resulting in a current annual salary of $368,000. In the event the Company implements any further across-the-board salary reductions affecting all or substantially all senior executives of the Company, Mr. Niermann’s annual salary will be proportionally reduced. Mr. Niermann’s previously awarded equity grants remain in effect, subject to the terms and conditions of the governing award agreements and plan documents.

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The Niermann Employment Letter Agreement terminates upon death or disability and may be terminated by the Company with or without Cause, by Mr. Niermann with or without Good Reason (all as defined in the Niermann Employment Letter Agreement) and with or without advance notice. If Mr. Niermann’s employment is terminated by the Company without Cause or by Mr. Niermann for Good Reason unrelated to Change in Control, Mr. Niermann will receive unpaid and accrued base salary through date of termination as well as twelve (12) months’ severance, payable over a twelve (12) month period on the Company’s regular payroll schedule and will be subject to applicable tax withholdings. In addition, the Company agreed to incorporate certain other severance provisions into the Niermann Employment Agreement to which Mr. Niermann was entitled under his prior employment agreement.

In addition, if Mr. Niermann’s employment is terminated during a “Change in Control Period” (as defined in the Niermann Employment Letter Agreement), compensation is substantially similar to that in a termination without Cause or resignation for Good Reason, except Mr. Niermann’s entitlement to receive a lump sum payment equal to twelve (12) months of his then-current base salary will be payable within 60 days following Separation of Service (as defined in the Niermann Employment Letter Agreement). Mr. Niermann’s right to receive any severance benefit under the Niermann Employment Letter Agreement is subject to the execution and delivery to the Company of a general release of claims. If the Company terminates Mr. Niermann for Cause or Mr. Niermann resigns without Good Reason, Mr. Niermann will receive unpaid and accrued base salary through the date of termination.

Liam McCallum – Employment Agreement

We entered into an employment agreement with Liam McCallum, our former Chief Product and Technical Officer (the “CPTO Employment Agreement”), which was effective as of April 1, 2021. Pursuant to the CPTO Employment Agreement, the term of employment was three (3) years, renewable every three (3) years, unless terminated. Mr. McCallum was entitled to receive an annual base salary of $275,000 as well as discretionary bonuses as may be awarded from time to time by the Compensation Committee of the Board, if one exists, or by our Board, and he was entitled to an up-list bonus of $250,000 upon the listing of our common stock on a national securities exchange. Mr. McCallum was eligible to participate in all benefit plans that we offer to our executive officers, including any incentive compensation plans. Effective September 1, 2023, Mr. McCallum’s monthly base salary was reduced from $33,333 to $26,666 for an indefinite period of time as part of our efforts to reduce our overall SG&A costs.

The CPTO Employment Agreement terminated upon death or disability and may be terminated by us with or without cause, and by Mr. McCallum with or without good reason (all as defined in the CPTO Employment Agreement). If the CPTO Employment Agreement was terminated upon the death or disability of Mr. McCallum, he would receive unpaid and accrued base salary through date of termination, unpaid and accrued bonus, and payment of pro rata portion of yearly bonus (if any). In addition, upon termination for disability, Mr. McCallum would receive six (6) months’ severance.

If we had terminated Mr. McCallum for cause or Mr. McCallum resigned without good reason, Mr. McCallum would have received only unpaid and accrued base salary through the date of termination and any unpaid and accrued bonus. Should Mr. McCallum have been terminated without cause or resigned with good reason, Mr. McCallum would have been entitled to receive unpaid and accrued base salary and unpaid and accrued bonus through termination of the CPTO Employment Agreement, payment of the pro rata portion of yearly bonus, a lump sum payment of six (6) months’ salary, and full vesting of all stock grants.

In addition, if at any time during the term of the CPTO Employment Agreement Mr. McCallum’s employment would have been terminated after a “Change in Control” (as defined in the CPTO Employment Agreement), compensation would have been similar to that in a termination without cause or resignation for good reason. In addition, Mr. McCallum would have been entitled to receive a lump sum payment equal to the sum of: (i) two (2) times his base salary, bonuses, and the value of certain annual fringe benefits specified in the CPTO Employment Agreement for the year in which Mr. McCallum’s term of employment terminates, and (ii) the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under those plans by reason of the termination of his employment.

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Mr. McCallum’s right to receive any severance benefit under the CPTO Employment Agreement was subject to the execution and delivery to us of a general release of claims in substantially the form attached to the CPTO Employment Agreement.

The CPTO Employment Agreement contained customary non-compete, non-solicitation, and other restrictive covenants to which Mr. McCallum was subject during the term of his employment and for a 12-month period following termination for cause or resignation without good reason.

Effective May 31, 2024, Mr. McCallum stepped down as our Chief Product and Technical Officer but remains an advisor to the Company.

Bob Gruters — Employment Letter Agreement

We entered into an employment letter agreement with Bob Gruters, our former Chief Revenue Officer (the “CRO Employment Letter Agreement”), which was effective as of May 3, 2021. Pursuant to the CRO Employment Letter Agreement, Mr. Gruters’ employment did not have a fixed term and he was employed on an “at will” basis. Through fiscal year 2022, Mr. Gruters was entitled to receive an annual base salary of $275,000, as well as sales commission of five percent (5%) of all advertising and sponsorship revenue brought in by him or his sales team, payable on a quarterly basis and as determined with reference to revenue actually recognized by and paid to us, and subject to industry standard terms and practice, as agreed between Mr. Gruters and the former Chief Executive Officer, and approved by the Board. Mr. Gruters was eligible to participate in all customary benefit plans and programs. Effective upon the last pay cycle of fiscal year 2022, Mr. Gruters’ salary was increased to $365,000 per year. He was also granted retention equity grants under the 2020 Plan consisting of (i) 150,000 RSUs based on a value of $750,000 and a price per share of $5.00, vesting 25% upon one year from the grant date and the remainder in equal quarterly installments over three years and (ii) options to purchase 303,030 shares of common stock, with an exercise price of $4.95 per share, vesting 25% upon one year from the grant date and the remainder in equal monthly installments over three years. See “—Outstanding Equity Awards at Fiscal Year-End.” Effective September 1, 2023, Mr. Gruter’s monthly base salary was reduced from $31,250 to $25,000 for an indefinite period of time as part of our efforts to reduce our overall SG&A costs.

The CRO Employment Letter Agreement contained customary non-solicitation, and other restrictive covenants to which Mr. Gruters was subject during the term of his employment and for a 24-month period following termination for any reason.

During fiscal year 2023, in addition to his base salary, Mr. Gruters was entitled to earn sales commission of one percent (1%) of all advertising and sponsorship revenue brought in by him or his sales team, subject to established performance goals being met.

Effective March 17, 2024, Mr. Gruters resigned as Chief Revenue Officer to pursue another business opportunity outside of the Company but remains an advisor to the Company.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of September 30, 2023:

Name	Number of securities underlying unexercised options (#) Unexercisable		Number of securities underlying unexercised options (#) Exercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)

Jon M. Niermann(1)	52,084	(2)	364,582	(2)	3.30	November 10, 2030	262,500	(4)	1,312,500	(5)
Former CEO	—	(3)	707,070	(3)	4.95	September 22, 2032

Liam McCallum(6)	—		668,917	(7)	1.98	September 30, 2028	67,500	(10)	337,500	(5)
Former CPTO	20,834	(8)	145,832	(8)	3.30	November 10, 2030
	—	(9)	181,820	(9)	4.95	September 22, 2032

Bob Gruters (11)	44,445	(12)	155,555	(12)	8.25	May 3, 2031	112,500	(14)	562,500	(5)
Former CRO	227,273	(13)	75,757	(13)	4.95	September 22, 2032

(1)	Effective March 17, 2024, Mr. Niermann resigned as our Chief Executive Officer but remains a member of our Board and management team.

(2)	Of Mr. Niermann’s 416,666 options, 364,582 options had vested as of September 30, 2023.

(3)	Mr. Niermann’s 707,070 options fully vested and became exercisable on September 22, 2022, the date the award was granted.

(4)	Of Mr. Niermann’s 350,000 restricted stock units (“RSUs”), 87,500 had vested as of September 30, 2023.

(5)	RSUs were issued to each Named Executive Officer at $5.00 per share, the public offering price per share sold in the September 2022 Offering.

(6)	Effective May 31, 2024, Mr. McCallum resigned as our Chief Product and Technical Officer but remains an advisor to the Company.

(7)	Mr. McCallum’s 668,917 options fully vested and became exercisable on October 31, 2018, the date the award was granted.

(8)	Of Mr. McCallum’s 166,666 options, 145,832 had vested as of September 30, 2023.

(9)	Mr. McCallum’s 181,820 options fully vested and became exercisable on September 22, 2022, the date the award was granted.

(10)	Of Mr. McCallum’s 90,000 RSUs, 22,500 had vested as of September 30, 2023.

(11)	Mr. Gruters resigned as our Chief Revenue Officer to pursue another business opportunity outside of the Company but remains an advisor to the Company.

(12)	Of Mr. Gruters’ 200,000 options, 155,555 had vested as of September 30, 2023.

(13)	Of Mr. Gruters’ 303,030 options, 75,757 had vested as of September 30, 2023.

(14)	Of Mr. Gruter’s 150,000 RSUs, 37,500 had vested as of September 30, 2023.

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Pay Versus Performance

Pay Versus Performance Table

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” below is disclosure regarding executive compensation for our Principal Executive Officer and other Named Executive Officers and company financial performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. Pursuant to SEC rules, the information in this “Pay Versus Performance” section shall not be deemed to be incorporated by reference into any Loop Media, Inc. filing under the Securities Act of 1933, as amended, or Exchange Act, unless expressly incorporated by specific reference in such filing.

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (1)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(2)	Net Loss ($)(3)
2023	565,417	277,398	654,798	253,122	6.76	(31,963,679)
2022	4,214,479	4,886,426	2,880,466	4,339,890	60.68	(29,479,448)

(1)	Mr. Niermann, our former Chief Executive Officer, was our Principal Executive Officer for 2023 and 2022. Mr. McCallum, our former Chief Product and Technical Officer, was a Named Executive Officer for 2023 and 2022, and Mr. Gruters, our former Chief Revenue Officer, was a Named Executive Officer for 2023.

(2)	Cumulative total stockholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our Company’s share price at the end and the beginning of the measurement period by our Company’s share price at the beginning of the measurement period. No dividends were paid on our common stock in 2023 or 2022.

(3)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

	2023		2022
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Summary Compensation Table Totals for PEO and Non-PEO NEOs	$565,417	$654,798	$4,214,479	$2,880,466
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	-	-	(3,878,281)	(683,789)
Fair value at year end of equity awards granted during the year that were outstanding and unvested as of the end of the year	-	-	1,561,000	1,449,342
Fair value at vesting date of equity awards granted and vested during the year	-	-	2,128,281	547,278
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	344,537	149,738	940,627	366,945
Change in fair value of equity awards granted in prior years that partially vested during the year	(632,557)	(551,414)	(79,680)	(220,352)
Change in fair value of equity awards granted in prior years that fully vested during the year	-	-	-	-
Compensation Actually Paid Totals	$277,398	$253,122	$4,886,426	$4,339,890

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Pay Versus Performance Relationships Descriptions

In accordance with Item 402(v) of Regulation S-K, the graphs below compare the compensation actually paid to our Principal Executive Officer and the average of the compensation actually paid to our remaining Named Executive Officers, with (i) our TSR, and (ii) our net income (net loss), in each case, for the fiscal years ended December 31, 2022, and December 31, 2023. TSR amounts reported in the graph assume an initial fixed investment of $100.

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A portion of our Named Executive Officer’s compensation consists of equity awards. As a result, the change between the values disclosed in our Summary Compensation Table and Compensation Actually Paid tends to be directionally aligned with changes in our TSR.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION

The following table summarizes the compensation paid to each of our non-employee directors for the fiscal year ended September 30, 2023:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Total ($)

Bruce Cassidy	94,000	—	—	94,000
Denise Penz	75,750	—	22,777	98,527
Sonya Zilka	67,500	—	22,777	90,277
David Saint-Fleur	49,000	—	—	49,000

Our non-employee directors had the following outstanding equity awards as of September 30, 2023:

Name	Number of securities underlying unexercised options (#) Unexercisable	Number of securities underlying unexercised options (#) Exercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)

Bruce Cassidy	—	—		—	—	36,616	203,200
	—	—		—	—	20,385	127,000

Denise Penz	—	14,366	(1)	6.90	October 11, 2031	36,616	203,200
	—	7,183	(2)	6.23	January 3, 2033	20,385	127,000

Sonya Zilka	—	14,366	(3)	6.90	October 11, 2031	36,616	203,200
	—	7,183	(4)	6.23	January 3, 2033	20,385	127,000

David Saint-Fleur	—	—		—	—	36,616	203,200
	—	—		—	—	20,385	127,000

(1)	Ms. Penz’s 14,366 options had fully vested as of September 30, 2023.

(2)	Ms. Penz’s 7,183 options had fully vested as of September 30, 2023.

(3)	Ms. Zilka’s 14,366 options had fully vested as of September 30, 2023.

(4)	Ms. Zilka’s 7,183 options had fully vested as of September 30, 2023.

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In September 2022, we adopted a compensation policy pursuant to which our Board members may receive cash and equity remuneration for their services as directors, as set forth below. All equity awards to be granted under this policy will be granted pursuant to the 2020 Plan, including vesting periods, which may vary and are determined by the Board or a committee of the Board.

●	Each non-employee director is entitled to receive an annual fee from us of $44,000;

●	each chair of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee will receive an annual fee from us of $20,000, $13,500 and $10,000, respectively;

●	each non-chairperson member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee will receive an annual fee from us of $10,000, $6,750 and $5,000, respectively;

●	the non-executive chairperson, if any, will receive an annual fee from us of $30,000;

●	the lead independent director, if any, will receive an annual fee from us of $15,000;

●	each non-employee director is entitled to receive an initial equity grant in the form of RSUs with a value of $203,200, vesting over time subject to continued service; and

●	each non-employee director is entitled to receive an annual equity grant in the form of RSUs with a value of $127,000, vesting over time subject to continued service.

Board Cash Compensation Deferral

Effective as of May 3, 2024, our Board agreed to defer all cash compensation due to them for the remainder of fiscal year 2024 until October 1, 2024, at which time deferred payments are expected to be paid and regularly quarterly payments are scheduled to resume.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the number of shares of our common stock authorized for issuance under our equity compensation plans as of September 30, 2023.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans under equity compensation (excluding) securities reflected in column (a)
Plan Category	(a)		(b)(3)	(c)(4)
Equity compensation plans approved by security holders (1)	10,005,703	(1) (2)	$3.84	1,413,357

Equity compensation plans not approved by security holders	—		—	—

Total	10,005,703		$3.84	1,413,357

(1)	Includes:

(a)	8,849,306 shares issuable upon the exercise of outstanding options;

(b)	1,156,397 shares issuable upon the vesting of restricted stock units; and

(c)	1,885,681 shares underlying stock option awards that were granted under the Loop Media, Inc. Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”), which was adopted by the Board and approved by stockholders on June 7, 2016, and amended and restated by the Board and approved by stockholders October 4, 2016. No further awards of any type available under this plan may be granted.

(2)	Does not include outstanding shares issuable upon the exercise of warrants, which are not issued under our 2020 Plan.

(3)	The weighted-average exercise price does not consider the shares issuable upon vesting of outstanding RSUs, which have no exercise price.

(4)	All securities remaining available for future issuance will be made in accordance with the 2020 Plan, which was ratified by the holders of a majority of our outstanding voting stock pursuant to the Majority Written Consent of Stockholders in Lieu of Annual Meeting dated April 27, 2021, and further amended and restated by the Board on September 18, 2022.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Loop Media, Inc. submit this report in connection with the Audit Committee’s review of the financial reports for the fiscal year ended September 30, 2023, as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended September 30, 2023.

2.	The Audit Committee has discussed with representatives of Marcum LLP, the independent public accounting firm, the matters which are required to be discussed with them under the provisions of Auditing Standard No. 61, as amended (Communications with Audit Committees).

3.	The Audit Committee has discussed with Marcum LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by Marcum LLP, is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, for filing with the Securities and Exchange Commission.

Audit Committee of Loop Media, Inc.

Denise Penz

Sonya Zilka

Bruce Cassidy

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of August 9, 2024, there were 80,825,910 shares of common stock outstanding.

The following table sets forth, as of August 9, 2024, ownership of our voting securities that are beneficially owned by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our voting securities;

●	each of our Named Executive Officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

Information relating to beneficial ownership of the voting securities by our principal stockholders and management is based upon each person’s information using “beneficial ownership” concepts under the SEC rules. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. For purposes of computing the number and percentage of shares beneficially owned by a security holder, any shares which such person has the right to acquire within 60 days of August 9, 2024, are deemed to be outstanding, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other security holder.

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Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, ownership consists of sole ownership, voting and investment rights, and the address for each stockholder listed is c/o Loop Media, Inc., 2600 West Olive Avenue, Suite 5470, Burbank, CA 91505.

	Amount and Nature of Beneficial
	Ownership of Common Stock
	Number of	Percent
Name of Beneficial Holder	Shares Owned	of Class
Named Executive Officers and Directors
Justis Kao, Interim Chief Executive Officer (1)	793,794	1.0%
Jon Niermann, Director and Former Chief Executive Officer (2)	7,921,919	9.7%
Liam McCallum, Former Chief Product & Technical Officer (3)	2,384,554	2.9%
Bob Gruters, Former Chief Revenue Officer (4)	413,879	*
Bruce A. Cassidy, Executive Chairman (5)	23,624,594	26.7%
Denise A. Penz, Director (6)	706,948	*
Sonya Zilka, Director (7)	60,281	*
David Saint-Fleur, Director (8)	38,732	*
All Executive Officers and Directors as a Group	36,553,200	39.6%

*	Indicates less than 1% of class.

(1)	Mr. Kao’s beneficial ownership includes (i) 6,603 shares of our common stock; (ii) 29,358 shares of common stock underlying a stock option, which is fully vested and exercisable within sixty (60) days of August 9, 2024, at an exercise price of $2.58 per share; (iii) 637,308 shares of common stock underlying a stock option, which is fully vested and exercisable within 60 days of August 9, 2024, at an exercise price of $1.98 per share; (iv) 83,333 shares of common stock underlying a stock option, which is fully vested and exercisable within 60 days of August 9, 2024, at an exercise price of $3.30 per share; (v) 31,567 shares of common stock underlying a stock option, which are vested and exercisable, or which will vest and be exercisable within 60 days of August 9, 2024, at an exercise price of $4.95 per share; (vi) 5,625 shares of common stock underlying restricted stock units (“RSUs”) that are vested or will vest within sixty (60) days of August 9 , 2024. Excludes (i) 29,043 shares of common stock underlying a stock option at an exercise price of $4.95 per share, and (ii) 1,215,000 shares of common stock underlying unvested RSUs, held by Mr. Kao, that are not exercisable within sixty (60) days of August 9, 2024.

(2)	Mr. Niermann’s beneficial ownership includes (A) (i) 65,891 shares of common stock; (ii) 707,070 shares of common stock underlying an option, which is fully vested and exercisable within sixty (60) days of August 9, 2024, at an exercise price of $4.95 per share; (iii) 416,666 shares of common stock underlying a stock option, which is fully vested and exercisable within sixty (60) days of August 9, 2024, at an exercise price of $3.30 per share; and (iv) 65,625 shares of common stock underlying RSUs that are vested or will vest within sixty (60) days of August 9, 2024, all held directly by Mr. Niermann; (B) 6,666,666 shares of common stock held directly by The Jon Maxwell Niermann Living Trust, of which Mr. Niermann is the Trustee; and (C) one (1) share of common stock held by Pioneer Productions, 420 8th Street, Huntington Beach, CA 92648, of which Mr. Niermann is the Sole Member. Excludes 450,000 shares of common stock underlying unvested RSUs held by Mr. Niermann that are not exercisable within sixty (60) days of August 9, 2024.

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(3)	Mr. McCallum’s beneficial ownership includes (i) 1,350,276 shares of common stock; (ii) 181,820 shares of common stock underlying a stock option, which is fully vested and exercisable within sixty (60) days of August 9, 2024, at an exercise price of $4.95 per share; (iii) 166,666 shares of common stock underlying a stock option, which is fully vested and exercisable within sixty (60) days of August 9, 2024, at an exercise price of $3.30 per share; (iv) 668,917 shares of common stock underlying an option, which is fully vested and exercisable within sixty (60) days of August 9, 2024, at an exercise price of $1.98 per share; and (v) 16,875 shares of common stock underlying RSUs that are vested or will vest within sixty (60) days of August 9, 2024. Excludes 320,000 shares of common stock underlying unvested RSUs held by Mr. McCallum that are not exercisable within sixty (60) days of August 9, 2024.

(4)	Mr. Gruter’s beneficial ownership includes (i) 27,926 shares of common stock; (ii) 200,000 shares of common stock underlying a stock option, which is fully vested and exercisable within sixty (60) days of August 9, 2024, at an exercise price of $8.25 per share; (iii) 157,828 shares of common stock underlying a stock option, which are vested and exercisable, or which will vest and be exercisable within sixty (60) days of August 9, 2024, at an exercise price of $4.95 per share; and (iv) 28,125 shares of common stock underlying RSUs which are vested or will vest within sixty (60) days of August 9, 2024, all held directly by Mr. Gruters. Excludes (i) 145,202 shares of common stock underlying a stock option at an exercise price of $4.95 per share, and (ii) 150,000 shares of common stock underlying unvested RSUs, held by Mr. Gruters, that are not exercisable within sixty (60) days of August 9, 2024.

(5)	Mr. Cassidy’s beneficial ownership includes (A) (i) 13,378,225 shares of our common stock, (ii) a warrant to purchase up to 3,125,000 shares of our common stock which is exercisable within sixty (60) days of August 9, 2024, currently exercisable at $0.80 per share, and (iii) a pre-funded warrant to purchase up to 4,347,826 shares of our common stock, issued at a price of $0.2308 per share, which is exercisable within sixty (60) days of August 9, 2024, at an exercise price of $0.0001 per share, which is held directly by Excel Family Partners, LLLP (“Excel”), where Mr. Cassidy is the Manager of Excel’s general partner; (B) (i) 2,738,889 shares of our common stock held directly by Eagle Investment Group, LLC (“Eagle”), where Mr. Cassidy is the Manager; and (C) (i) 28,539 shares of our common stock and (ii) 6,115 shares of our common stock underlying RSUs that are vested or will vest within sixty (60) days of August 9, 2024, held directly by Mr. Cassidy. Excludes 18,347 shares of common stock underlying unvested RSUs held directly by Mr. Cassidy that are not exercisable within sixty (60) days of August 9, 2024.

(6)	Ms. Penz’s beneficial ownership includes (A) (i) 648,539 shares of common stock; (ii) 14,366 shares of common stock underlying a stock option, which is fully vested and exercisable within sixty (60) days of August 9, 2024, at an exercise price of $6.90 per share; (iii) 7,183 shares of common stock underlying a stock option, which is fully vested and exercisable within sixty (60) days of August 9, 2024, at an exercise price of $6.23 per share; and (iv) 6,115 shares of common stock underlying RSUs which are vested or will vest within sixty (60) days of August 9, 2024, all held directly by Ms. Penz; and (B) 26,667 shares of common stock held by Ms. Penz in a Self-Directed Traditional IRA. Excludes 18,347 shares of common stock underlying unvested RSUs held by Ms. Penz that are not exercisable within sixty (60) days of August 9, 2024.

(7)	Ms. Zilka’s beneficial ownership includes (i) 28,539 shares of common stock; (ii) 14,366 shares of common stock underlying a stock option, which is fully vested and exercisable within sixty (60) days of August 9, 2024, at an exercise price of $6.90 per share; (iii) 7,183 shares of common stock underlying a stock option, which is fully vested and exercisable within sixty (60) days of August 9, 2024, at an exercise price of $6.23 per share; and (iv) 6,115 shares of common stock underlying RSUs which are vested or will vest within sixty (60) days of August 9, 2024, all held directly by Ms. Zilka. Excludes 18,347 shares of common stock underlying unvested RSUs held by Ms. Zilka that are not exercisable within sixty (60) days of August 9, 2024.

(8)	Mr. Saint-Fleur’s beneficial ownership includes (i) 28,539 shares of common stock and (ii) 6,115 shares of common stock underlying RSUs which are vested or will vest within sixty (60) days of August 9, 2024, all held directly by Mr. Saint-Fleur. Excludes 18,347 shares of common stock underlying unvested RSUs held by Mr. Saint-Fleur that are not exercisable within sixty (60) days of August 9, 2024.

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TRANSACTIONS WITH RELATED PERSONS

Related Party Transactions

SEC rules require us to disclose any transaction since October 1, 2021, or any currently proposed transaction, in which we are a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or one percent (1%) of the average of our total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director or holder of 5% or more of our common stock, or an immediate family member of any of those persons.

Revolving Lines of Credit

Excel Revolving Line of Credit

Effective as of December 14, 2023, we entered into a Revolving Line of Credit Loan Agreement with Excel Family Partners, LLLP, an entity managed by Bruce Cassidy, Executive Chairman of our Board (“Excel” and the “Excel Revolving Line of Credit Agreement”) for up to a principal sum of $2,500,000, under which we may pay down and re-borrow up to the maximum amount of the $2,500,000 limit (the “Excel Revolving Line of Credit”). Our drawdown on the Excel Revolving Line of Credit is limited to no more than twenty-five percent (25%) of the last three full months’ revenue, not to exceed $1,250,000 in any quarter, and not to exceed in aggregate the outstanding debt amount of $2,500,000.The Excel Revolving Line of Credit is a perpetual loan, with a maturity date that is twelve (12) months from the date of formal notice of termination by Excel, and accrues interest, payable semi-annually in arrears, at a fixed rate of interest equal to ten percent (10%) per year. Under the Excel Revolving Line of Credit Agreement, we granted to Excel a security interest in all of our present and future assets and properties, real or personal, tangible or intangible, wherever located, including products and proceeds thereof, which security interest is pari passu with the May 13, 2022, Secured Non-Revolving Line of Credit Loan Agreement (the “RAT Non-Revolving Line of Credit Agreement”) entered into with several institutions and individuals (each, a “RAT Lender”) for an aggregate principal amount of $2,200,000 (the “RAT Non-Revolving Line of Credit”) and the May 2023 Secured Line of Credit (as defined below), but is subordinate in rights to GemCap under the GemCap Revolving Line of Credit Agreement (each as defined below).

Under the terms of the Excel Revolving Line of Credit Agreement, on December 14, 2023, we issued to Excel a warrant to purchase up to an aggregate of 3,125,000 shares of our common stock. The warrant has an exercise price of $0.80 per share, which was the closing price of our common stock on December 13, 2023, expires on December 14, 2026, and is exercisable at any time prior to such date, to the extent that after giving effect to such exercise, Excel and its affiliates would beneficially own, for purposes of Section 13(d) of the Exchange Act, no more than 29.99% of the outstanding shares of our common stock.

The Excel Revolving Line of Credit had a balance, including accrued interest, amounting to $2,519,396 and $0 as of March 31, 2024, and September 30, 2023, respectively. We incurred interest expense for the Excel Revolving Line of Credit in the amount of $118,284 and $0 for the six months ended March 31, 2024, and 2023, respectively.

GemCap Revolving Line of Credit

Effective as of July 29, 2022, we entered into a Loan and Security Agreement with Industrial Funding Group, Inc. (the “Initial Lender”) for a revolving loan credit facility for the initial principal sum of up to $4,000,000, and through the exercise of an accordion feature, a total sum of up to $10,000,000 (the “GemCap Revolving Line of Credit Agreement”), evidenced by a Revolving Loan Secured Promissory Note, also effective as of July 29, 2022 (the “GemCap Revolving Line of Credit”). In connection with the GemCap Revolving Line of Credit Agreement and the Revolving Loan Note, we also executed and delivered to the Initial Lender the Loan Agreement Schedule dated as of July 29, 2022 (the “Loan Agreement Schedule”) and other Loan Documents (as defined in the GemCap Revolving Line of Credit Agreement). Shortly after the effective date of the GemCap Revolving Line of Credit Agreement, the Initial Lender assigned the GemCap Revolving Line of Credit Agreement, and the Loan Documents, to GemCap Solutions, LLC (“GemCap” or the “Senior Lender”). Effective as of October 27, 2022, we entered into Amendment Number 1 to the Loan and Security Agreement and to the Revolving Loan Agreement Schedule, and the Amended and Restated Secured Promissory Note (Revolving Loans) with the Senior Lender to increase the principal sum available under the GemCap Revolving Line of Credit Agreement from $4,000,000 to $6,000,000.

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Effective July 29, 2024, we entered into Amendment Number 2 to the Loan and Security Agreement, the Loan Agreement Schedule, the Revolving Loan Note and to the other Loan Documents to amend certain material terms, including to (i) extend the maturity date of the GemCap Revolving Line of Credit Agreement by one (1) year, from July 29, 2024, to July 29, 2025, and (ii) to make Retail Media TV, Inc., our wholly-owned subsidiary, a co-borrower thereunder.

The GemCap Revolving Line of Credit had an original maturity date of July 29, 2024, and began accruing interest on the unpaid principal balance of advances, payable monthly in arrears, on September 7, 2022, at an annual rate equal to the greater of (I) the sum of (i) the “Prime Rate” as reported in the “Money Rates” column of The Wall Street Journal, adjusted as and when such Prime Rate changes, plus (ii) zero percent (0.00%), and (II) four percent (4.00%). Availability for borrowing under the GemCap Revolving Line of Credit is dependent upon our assets in certain eligible accounts and measures of revenue, subject to reduction for reserves that the Senior Lender may require in its discretion, and the accordion feature is a provision whereby we may request that the Senior Lender increase availability under the GemCap Revolving Line of Credit, subject to its sole discretion.

Under the GemCap Revolving Line of Credit Agreement, we have granted to the Senior Lender a first-priority security interest in all of our present and future property and assets, including products and proceeds thereof. In connection with the loan, our existing secured lenders, some of whom are the RAT Lenders under our RAT Non-Revolving Line of Credit (collectively, the “Subordinated Lenders”) delivered subordination agreements (the “GemCap Subordination Agreements”) to the Senior Lender. We are permitted to make regularly scheduled payments, including payments upon maturity, to such subordinated lenders and potentially other payments subject to a measure of cash flow and receiving certain financing activity proceeds, in accordance with the terms of the GemCap Subordination Agreements. In connection with the delivery of the GemCap Subordination Agreements by the Subordinated Lenders, on July 29, 2022, we issued warrants to each Subordinated Lender on identical terms for an aggregate of up to 296,329 shares of our common stock (each, a “Subordination Agreement Warrant”). Each Subordination Agreement Warrant has an exercise price of $5.25 per share, expires on July 29, 2025, and is exercisable at any time prior to such date. One warrant for 191,570 warrant shares was issued to Eagle Investment Group, LLC, an entity managed by Mr. Cassidy, as directed by his affiliate, Excel, an entity also managed by Mr. Cassidy, one of the Subordinated Lenders. This warrant held by Eagle was repriced and immediately exercised into shares of common stock as part of the Warrant Repricing in December 2023, as defined and described below. The Subordinated Lenders receiving warrants for the remaining 104,759 warrant shares were also entitled to receive a cash payment of $22,000 six months from the date of the GemCap Subordination Agreements, representing one percent (1.00%) of the outstanding principal amount of the loan held by such Subordinated Lenders. This cash payment was made to those Subordinated Lenders on January 25, 2023.

The GemCap Revolving Line of Credit had a balance, including accrued interest, amounting to $2,147,821 and $3,757,074 as of March 31, 2024, and September 30, 2023, respectively. We incurred interest expense for the GemCap Revolving Line of Credit in the amount of $707,962 and $714,740 for the six months ended March 31, 2024, and 2023, respectively.

Non-Revolving Lines of Credit

Excel Non-Revolving Loan Agreement

On February 23, 2022, we entered into a Non-Revolving Line of Credit Loan Agreement (the “Prior Excel Loan Agreement”) with Excel, an entity managed by Bruce Cassidy, Executive Chairman of our Board, for an aggregate principal amount of $1,500,000, which was amended on April 13, 2022, to increase the aggregate principal amount to $2,000,000 (the “$2m Loan”). Effective as of April 25, 2022, we entered into a Non- Revolving Line of Credit Loan Agreement (the “Excel Non-Revolving Loan Agreement”) with Excel for an aggregate principal amount of $4,022,986 (the “Excel Non-Revolving Loan”). The Excel Non-Revolving Loan matures eighteen (18) months from the date of the Excel Non-Revolving Loan Agreement and accrues interest, payable semi-annually in arrears, at a fixed rate of interest equal to twelve (12) percent per year. On April 25, 2022, we used $2,000,000 of the proceeds of the Excel Non-Revolving Loan to prepay all of the remaining outstanding principal and interest of the $2m Loan and the Prior Excel Loan Agreement was terminated in connection with such prepayment. Under the Excel Non-Revolving Loan Agreement, we granted to the lender a security interest in all of our present and future assets and properties, real or personal, tangible or intangible, wherever located, including products and proceeds thereof (which was subsequently subordinated in connection with the Revolving Loan Agreement). In connection with the Excel Non-Revolving Loan, on April 25, 2022, we issued a warrant to purchase up to 383,141 shares of our common stock. The warrant has an exercise price of $5.25 per share, expires on April 25, 2025, and shall be exercisable at any time prior to the expiration date. Effective as of December 14, 2022, we entered into a Non-Revolving Line of Credit Agreement Amendment and a Non-Revolving line of Credit Promissory Note Amendment with Excel to extend the maturity date from eighteen (18) months to twenty-four (24) months from the date of the Excel Non-Revolving Loan Agreement. Effective as of May 10, 2023, we entered into a Non-Revolving Line of Credit Agreement Amendment No. 2 and a Non-Revolving Line of Credit Promissory Note Amendment No. 2 with Excel to extend the maturity date of the Excel Non-Revolving Loan from twenty-four (24) months to twenty-five (25) months from the date of the Excel Non-Revolving Loan Agreement.

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As of September 12, 2023, $4,444,060 of principal and interest on the Excel Non-Revolving Line of Credit was outstanding (the “Excel Non-Revolving Line of Credit Pay Off Amount”). On September 12, 2023, we entered into a Note Conversion Agreement with Excel (the “Excel Non-Revolving Note Conversion Agreement”), pursuant to which Excel agreed to convert the Excel Non-Revolving Line of Credit Amount owed under the Excel Non-Revolving Line of Credit Agreement into 6,005,487 shares of our common stock, par value $0.0001 per share, at a conversion price per share of $0.74. The Excel Non-Revolving Note Conversion Agreement contains customary representations, warranties, agreements and obligations of the parties. After the conversion of the Excel Non-Revolving Line of Credit Pay Off Amount and the issuance of the shares, there was no principal or interest remaining under the Excel Non-Revolving Line of Credit and the Prior Excel Line of Credit Agreement was terminated in connection with such conversion.

The Excel Non-Revolving Loan had a balance, including accrued interest, amounting to $0 and $0 as of March 31, 2024, and September 30, 2023, respectively. We incurred interest expense for the Excel Non-Revolving Loan in the amount of $0 for the six months ended March 31, 2024.

May 2023 Secured Loan

Effective as of May 10, 2023, we entered into a Secured Non-Revolving Line of Credit Loan Agreement (the “May 2023 Secured Line of Credit Agreement”) with several individuals and institutional lenders for aggregate loans of up to $4.0 million (the “May 2023 Secured Line of Credit”), evidenced by the Secured Non-Revolving Line of Credit Promissory Notes (each a “May 2023 Secured Note” and collectively, the “May 2023 Secured Notes”), also effective as of May 10, 2023. The May 2023 Secured Line of Credit matures twenty-four (24) months from the date of the May 2023 Secured Line of Credit and accrues interest, payable semi-annually in arrears, at a fixed rate of interest equal to twelve percent (12%) per year. We granted to the lenders under the May 2023 Secured Line of Credit Agreement a security interest in all of our present and future assets and properties, real or personal, tangible or intangible, wherever located, including products and proceeds thereof, which security interest is pari passu with the RAT Non-Revolving Line of Credit Agreement and the Excel Revolving Line of Credit Agreement, but is subordinate in rights to GemCap under the GemCap Revolving Line of Credit Agreement. See “— GemCap Revolving Line of Credit Agreement.”

In connection with the May 2023 Secured Line of Credit, on May 10, 2023, we agreed to issue to each lender under the May 2023 Secured Line of Credit Agreement, upon a drawdown, a warrant to purchase up to an aggregate of 369,517 shares of our common stock. Each warrant has an exercise price of $4.33 per share, expires on May 10, 2026, and is exercisable at any time prior to such date.

As of May 10, 2023, Excel, an entity managed by Mr. Cassidy, had committed to be a lender under the May 2023 Secured Line of Credit Agreement for an aggregate loan of $2.65 million, and as of September 11, 2023, Excel had not loaned any funds under the May 2023 Secured Line of Credit. On May 31, 2023, we entered into a Secured Non-Revolving Line of Credit Loan Agreement (the “Excel $2.2M Secured Line of Credit Agreement”) with Excel for an aggregate principal amount of up to $2,200,000 (the “Excel $2.2M Line of Credit”), evidenced by a Non-Revolving Line of Credit Promissory Note (the “Excel $2.2M Note”). Pursuant to the terms of a Pay Off Letter Agreement with Excel dated September 12, 2023, we refinanced the outstanding principal and interest of the Excel $2.2M Line of Credit to be included as part of the obligations of the May 2023 Secured Line of Credit Agreement. As a result of such refinancing, as of September 12, 2023, no principal or interest remained outstanding under the Excel $2.2M Secured Line of Credit, and the Excel $2.2M Secured Line of Credit Agreement was terminated, and as of September 12, 2023, Excel had loaned $2,266,733 under the May 2023 Secured Line of Credit Agreement and received a warrant to purchase 209,398 shares of our common stock.

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As of December 14, 2023, of the total aggregate principal and interest outstanding under the May 2023 Secured Line of Credit of $3,262,817, the outstanding principal and interest on Excel’s portion of the May 2023 Secured Line of Credit was $2,328,617 (the “Excel May 2023 Secured Line of Credit Pay Off-Amount”). On December 14, 2023, Excel agreed to convert the Excel May 2023 Secured Line of Credit Pay-Off Amount owed under the May 2023 Secured Line of Credit Agreement into 2,910,771 shares of our common stock at a conversion price per share of $0.80. In addition, in connection with the Warrant Repricing (as defined below), on December 14, 2023, Excel agreed to reprice the per share warrant exercise price of the warrant for 209,398 shares of our common stock to $0.80 per warrant share and immediately exercised the warrant, delivering the net proceeds of $167,518.40 to us. See “—Repricing and Exercise of Certain Warrants.”

On December 31, 2023, one of the remaining lenders under the May 2023 Secured Line of Credit converted $101,699.83 in outstanding principal and interest into 127,124 shares of our common stock at a conversion price per share of $0.80. As of March 31, 2024, a total principal amount of $800,000 remained outstanding on the May 2023 Secured Line of Credit and warrants for a total of 83,142 warrant shares had been issued to the remaining lenders in connection with the May 2023 Secured Line of Credit.

The May 2023 Secured Loan had a principal balance, including accrued interest, amounting to $861,333 and $3,214,769 as of March 31, 2024, and September 30, 2023, respectively. We incurred interest expense for the May 2023 Secured Loan in the amount of $576,229 and $0 for the six months ended March 31, 2024, and 2023, respectively.

Excel $1.0M Line of Credit

On March 28, 2024, we entered into a Secured Non-Revolving Line of Credit Loan Agreement with Excel, an entity managed by Bruce Cassidy, Executive Chairman of our Board (the “Excel $1.0M Secured Line of Credit Agreement”), for an aggregate principal amount of up to $1,000,000 (the “Excel $1.0M Line of Credit”), evidenced by a Secured Non-Revolving Line of Credit Promissory Note (the “Excel $1.0M Note”). The Excel $1.0M Line of Credit matures one hundred eighty (180) days from the date of the Excel $1.0M Secured Line of Credit Agreement (the “Excel $1.0M Line of Credit Maturity Date”) and accrues interest, payable in arrears on the Excel $1.0M Line of Credit Maturity Date, at a fixed rate of interest equal to twelve percent (12%) per year.

Under the Excel $1.0M Secured Line of Credit Agreement, we granted to Excel a security interest in all of our present and future assets and properties, real or personal, tangible or intangible, wherever located, including products and proceeds thereof, which security interest is subordinate in rights to GemCap under the GemCap Revolving Line of Credit Agreement.

On May 31, 2024, we entered into a Waiver and Consent Letter Agreement with Excel (the “Excel Waiver Agreement”), pursuant to which Excel irrevocably agreed to waive its rights under the Excel $1.0M Secured Line of Credit Agreement to receive five hundred thousand dollars ($500,000) of the net proceeds of any non-affiliate capital raise and consented to us not paying any of such proceeds to it, contingent upon the closing of such a non-affiliate capital raise.

The Excel $1.0M Line of Credit had a balance, including accrued interest, amounting to $1,001,000 and $0 as of March 31, 2024, and September 30, 2023, respectively. We incurred interest expense for the Excel $1.0M Line of Credit in the amount of $1,000 and $0 for the six months ended March 31, 2024, and 2023, respectively.

Repricing and Exercise of Certain Existing Warrants

On December 14, 2023, we agreed to offer to amend certain existing warrants exercisable for an aggregate of up to 4,055,240 shares of our common stock (each such warrant an “Existing Warrant”) to reduce the respective exercise prices thereof to $0.80 per share (such new price being referred to as the “Amended Warrant Exercise Price”), which was the closing price per share of our common stock as quoted on the NYSE American on December 13, 2023, on the condition that the holder of each Existing Warrant would commit to exercise the Existing Warrant within a certain period of time, paying the aggregate Amended Warrant Exercise Price of each respective Existing Warrant in cash to us (the “Warrant Repricing”). As of December 14, 2023, Existing Warrants exercisable for an aggregate of up to 786,482 shares of our common stock were held by Excel and Eagle, entities managed by Mr. Cassidy and Existing Warrants exercisable for an aggregate of up to 443,332 shares of our common stock were held by Denise Penz, a member of our Board. In connection with the Warrant Repricing, each of Mr. Cassidy and Ms. Penz exercised their Existing Warrants, resulting in net proceeds to us of $983,851.

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As of March 31, 2024, holders of Existing Warrants (including those held by Mr. Cassidy and Ms. Penz) had exercised warrants for 1,850,874 shares for an aggregate exercise price of $1,480,699. No other Existing Warrants have been repriced or exercised under the Warrant Repricing.

Securities Purchase Agreement – Private Placement with Excel Family Partners, LLLP

On June 10, 2024, pursuant to a securities purchase agreement between the Company and Excel, we issued and sold to Excel in a private placement a pre-funded warrant to purchase up to 4,347,826 shares of our common stock at a price of $0.2308 per underlying share, which is immediately exercisable at an exercise price of $0.0001 per share.

500 Limited

For the years ended September 30, 2023, and 2022, we paid 500 Limited $394,300 and $413,469, respectively, for programming services provided to the Company. For the six months ended March 31, 2024, and 2023, we paid 500 Limited $145,500 and $219,400, respectively, for programming services provided to the Company. 500 Limited is an entity controlled by Liam McCallum, our former Chief Product and Technical Officer.

Related Person Transaction Approval Policy

We have in place a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, or related parties, are not permitted to enter into a transaction with us without the prior consent of our Board acting through the Audit Committee or, in certain circumstances, the Chair of the Audit Committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $120,000 and such related party would have a direct or indirect interest must first be presented to our Audit Committee, or in certain circumstances the Chair of our Audit Committee, for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party.

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PROPOSAL 2

RATIFY THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2024

Audit Fees

The aggregate fees billed to us by our principal accountants, Marcum LLP, for professional services rendered during the twelve months ended September 30, 2023, and 2022, are set forth in the table below:

Fee Category	Twelve months ending September 30, 2023	Twelve months ending September 30, 2022
Audit fees (1)	$342,680	$323,420
Audit-related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	—	—

(1)	Audit fees consist of fees incurred for professional services rendered for the audit of financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q, and for services that are normally provided in connection with statutory or regulatory filings or engagements.

(2)	Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our financial statements but are not reported under “Audit fees.”

(3)	Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, and tax advice.

(4)	All other fees consist of fees billed for services not associated with audit or tax.

Pre-Approval Practices and Procedures

In December 2021, we established an Audit Committee, the purpose of which is to assist the Board in fulfilling its responsibilities related to our financial accounting, reporting and controls. The Audit Committee’s principal functions are to assist the Board in its oversight of:

●	the integrity of our accounting and financial reporting processes and the audits of our financial statements by our independent auditors (the “Independent Auditors”);

●	the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the Independent Auditors and our senior management;

●	the independence and performance of the Independent Auditors; and

●	our compliance with legal and regulatory requirements.

Attendance at Annual Meeting

Representatives of Marcum LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER TO 225,000,000

Our Board believes that it is in the best interests of the Company and our stockholders to amend our Articles of Incorporation to increase the number of authorized shares of common stock. Upon consultation with our management, our Board unanimously approved, and unanimously recommends for stockholder approval, the proposal to adopt a Certificate of Amendment to our Articles of Incorporation (the “Certificate of Amendment”), to increase the number of shares of common stock authorized for issuance thereunder to 225,000,000 shares, each share of common stock having a par value of $0.0001. As of the date of this Proxy Statement, we were authorized under our Articles of Incorporation to issue up to a total of 166,666,667 shares of capital stock, comprised of 150,000,000 shares of common stock and 16,666,667 shares of preferred stock. The form of the amendment is set forth as Appendix A to this Proxy Statement (subject to any changes required by applicable law). As of the Record Date, there were (i)                            shares of common stock outstanding, (ii)                            shares of common stock reserved for future issuance upon exercise of warrants currently outstanding, (iii)                            shares of common stock reserved for future issuance upon exercise of options currently outstanding under our equity plans, (iv)                            shares of common stock underlying unvested RSUs issued under the 2020 Plan, and (v)                            shares of common stock reserved for future grants under the 2020 Plan. The additional shares of common stock to be authorized by adoption of the Certificate of Amendment would have rights identical to the currently outstanding shares of common stock. Adoption of the Certificate of Amendment would not affect the rights of the holders of currently outstanding common stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada.

The description of the Certificate of Amendment should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Certificate of Amendment attached to this Proxy Statement as Appendix A.

Purpose of the Proposal

The approval of the Certificate of Amendment is important for our ongoing business. Our Board believes it would be prudent and advisable to have the additional shares available to provide additional flexibility for the potential use of shares of common stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock or securities that are convertible into common stock for other outstanding securities; (iv) providing equity incentives pursuant to the 2020 Plan, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of common stock that will be available to undertake any such issuances described above. As is the case with the shares of common stock which are currently authorized but unissued, if the Certificate of Amendment is adopted by the stockholders, the Board will only have authority to issue the additional shares of common stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation. Because it is anticipated that our directors and executive officers will be granted additional equity awards under the 2020 Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Certificate of Amendment, because absent the Certificate of Amendment, we may not have sufficient authorized shares to grant such awards.

The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our common stock.

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Disadvantages to an increase in the number of authorized shares of common stock may include:

●	Stockholders may experience further dilution of their ownership.

●	Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

●	The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

●	The issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock and warrants, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of us and our stockholders. We are therefore requesting our stockholders approve this proposal to amend our Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder to 225,000,000 shares.

Approval Required

The approval of this Proposal 3 will require a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on Proposal 3 at the Annual Meeting. Accordingly, abstentions and, in the event that Proposal 3 is deemed “non-routine,” broker non-votes, if any, will have the effect of a vote “AGAINST” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER TO 225,000,000.

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PROPOSAL 4

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THE NUMBER OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND VOTING “FOR” THE ADOPTION OF PROPOSAL 3 ARE INSUFFICIENT.

Adjournment of the Annual Meeting

In the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient to approve such proposals, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of Proposal 3. In that event, we will ask stockholders to vote only upon Proposal 4 and not on any other proposal discussed in this Proxy Statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Annual Meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Approval Required

The approval of this Proposal 4 will require a majority of the total votes cast, whether in person or represented by proxy, on Proposal 4 at the Annual Meeting. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING IF THE VOTES FOR PROPOSAL 3 ARE INSUFFICIENT.

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PROPOSAL 5

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board believes that the Company’s compensation program for executive officers is designed to attract and retain high quality people and to motivate them to achieve both our long-term and short-term goals.

Under the Dodd-Frank Act, and Section 14A of the Exchange Act, this proposal, commonly referred to as the “Say on Pay” resolution, seeks a stockholder advisory vote on the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K.

The Say on Pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Nevertheless, our Board and our Compensation Committee value the opinions of our stockholders, whether expressed through this vote or otherwise, and accordingly, the Board and Compensation Committee intend to consider the results of this vote among the many factors they consider in making determinations in the future regarding executive compensation arrangements. The Company will disclose the results of the stockholder advisory vote as a part of its report on voting results for the Annual Meeting.

A majority of votes cast, whether in person or represented by proxy, at the Annual Meeting and entitled to vote thereon will be required for the approval of this proposal. As a result, abstentions and broker non-votes, if any, will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

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PROPOSAL 6

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also enables our stockholders to indicate their preference regarding how frequently we should seek non-binding advisory votes on the compensation of our named executive officers, as disclosed in our proxy statements pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal 6, stockholders may indicate whether they would prefer an advisory vote on the compensation of our named executive officers once every one, two, or three years. Alternatively, stockholders may abstain from casting a vote. After careful consideration of this proposal, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the stockholder advisory vote on executive compensation.

In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation practices as disclosed in our proxy statements every year. The Board’s determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. As part of the annual review process, the Board believes that stockholder sentiment should be a factor that is taken into consideration by the Board and the Compensation Committee in making decisions with respect to executive compensation.

While the Board believes that its recommendation is appropriate at this time, stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether the non-binding stockholder advisory votes on the approval of our named executive officer compensation practices should be held every year, every two years or every three years. The option among those choices receiving the highest number of votes cast, whether in person or represented by proxy, at the Annual Meeting will be deemed to be the frequency preferred by our stockholders. The Board and the Compensation Committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority of the votes cast support such frequency, the Board will consider our stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold stockholder advisory votes on executive compensation more or less frequently than the option approved by our stockholders.

Of the three possible substantive responses for this proposal (every 1 year, every 2 years or every 3 years), the response that receives the highest number of votes cast at the Annual Meeting, whether in person or represented by proxy, will be the frequency of the advisory vote on executive compensation. As a result, abstentions and broker non-votes, if any, will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE FOR “ONE YEAR” AS THE FREQUENCY FOR HOLDING THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

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STOCKHOLDER PROPOSALS

Stockholder Proposals for 2025 Annual Meeting

Any stockholder proposals submitted, in reliance on Rule 14a-8 under the Exchange Act, for inclusion in our proxy statement and form of proxy for our 2025 Annual Meeting of Stockholders, must be received by the Company no later than           , 2025, in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Loop Media, Inc., 2600 West Olive Avenue, Suite 5470, Burbank, CA 91505, Attn.: Secretary.

Our Bylaws state that a stockholder must provide timely written notice of a proposal to be brought before the meeting and supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2025 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office if received no later than June 21, 2025, and no earlier than May 22, 2025, provided, however, in the event the date of the 2025 Annual Meeting of Stockholders is more than 25 days prior to or more than 25 days after the one-year anniversary of the date of the Annual Meeting, then, for the notice to be timely, it must be so received by the Secretary not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2025 Annual Meeting of Stockholders, or (B) the tenth day following the day on which public announcement of the date of 2025 Annual Meeting of Stockholders. Proxies solicited by our Board will confer discretionary voting authority with respect to these proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Loop Media, Inc., 2600 West Olive Avenue, Suite 5470, Burbank, CA 91505, Attn.: Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2025 Annual Meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Loop Media, Inc., 2600 West Olive Avenue, Suite 5470, Burbank, CA 91505, Attn.: Secretary, no later than July 21, 2025. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described in this section and it shall not extend any such deadline set forth under our Bylaws.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC is enclosed herewith. Additional copies of our Annual Report on Form 10-K may be obtained without charge by writing to Loop Media, Inc., 2600 West Olive Avenue, Suite 5470, Burbank, CA 91505, Attn.: Secretary. Exhibits to our Annual Report on Form 10-K will be mailed upon request therefor by a holder or a beneficial owner of our common stock on June 18, 2024, accompanied by a payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended September 30, 2023, and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Loop Media, Inc., 2600 West Olive Avenue, Suite 5470, Burbank, CA 91505 or by phone at (213) 436-2100. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

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OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties at the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

Justis Kao
Chief Executive Officer

August      , 2024

Burbank, CA

37

Appendix A

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Loop Media, Inc. Entity or Nevada Business Identification Number (NVID): E0232812015-8
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	X Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____ Or ☐ No action by stockholders is required, name change only.
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____ Jurisdiction of formation: ____ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ____ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

A-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. X The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article III, Section 1 is amended and restated as shown on attached Exhibit A (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Signature of Officer or Authorized Signer — Title X ______________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

A-2

Exhibit A

ARTICLE III

CAPITAL STOCK

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is two hundred forty-one million six hundred sixty-six thousand six hundred sixty seven (241,666,667) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is two hundred twenty-five million (225,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is sixteen million six hundred sixty-six thousand six hundred sixty-seven (16,666,667) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article III, except for the Series A Convertible Preferred Stock, which is set forth herein.1

1	The Series B stock was created by a Certificate of Designation which is incorporated into these Restated Articles.

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. **Vote by 11:59 p.m. Eastern Time on September 18, 2024.** Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LPTV2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. **Vote by 11:59 p.m. Eastern Time on September 18, 2024.** Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V55670-P17403 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LOOP MEDIA, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Bruce A. Cassidy
02) Jon M. Niermann
03) Denise M. Penz
04) Sonya Zilka
05) David Saint-Fleur

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
6. To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V55671-P17403

LOOP MEDIA, INC.
Annual Meeting of Stockholders
September 19, 2024 12:00 PM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Justis Kao and Neil Watanabe, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LOOP MEDIA, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM ET on September 19, 2024, at www.virtualshareholdermeeting.com/LPTV2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side